EXHIBIT 99.2
Quest Energy Partner, L.P.
Unaudited Pro Forma Financial Information
          The following unaudited pro forma financial statements combine the historical consolidated balance sheets and statements of operations of Quest Energy Partners, L.P. (“QELP” or the “Partnership”) and PetroEdge Resources (WV) LLC (“PetroEdge”). QELP acquired interests in the producing wellbores of PetroEdge from its parent, Quest Resource Corporation (“QRCP”). QRCP acquired the wellbores as part of its purchase of PetroEdge and simultaneously sold the wellbores to the Partnership.
          These unaudited pro forma condensed combined financial statements should be read in conjunction with the historical consolidated financial statements, including the notes thereto, of QELP (as included in the annual report on Form 10-K for the year ended December 31, 2008, as amended, that the Partnership has filed with the United States Securities and Exchange Commission) and PetroEdge (as included in the exhibits to this Form 8-K/A).
           The unaudited pro forma combined statements of operations for the periods from January 1, 2007 to November 14, 2007 and from November 15, 2007 to December 31, 2007 assumes the wellbores were acquired by QRCP on January 1, 2007 and that QRCP as Predecessor transferred the properties to QELP at the closing of the Partnership’s initial public offering. The unaudited pro forma combined statement of operations for the six months ended June 30, 2008 assume the wellbores were acquired by the Partnership as of January 1, 2008. The unaudited pro forma combined balance sheet gives effect to the acquisition as if it had occurred on June 30, 2008.
           The unaudited pro forma financial statements are presented for illustration purposes only, in accordance with the assumptions set forth in the notes thereto and are not necessarily indicative of the operating results or financial position that would have occurred had the acquisition been completed at the assumed dates, nor are they necessarily indicative of future operating results or financial position of the combined enterprise. The unaudited pro forma condensed combined financial statements do not reflect any adjustments to reflect any cost savings or other synergies anticipated as a result of the acquisitions, or any future merger related expenses.

Quest Energy Partners, L.P.
Unaudited Pro Forma Condensed Combined Balance Sheet
June 30, 2008

			Pro Forma		Pro Forma
	QELP	PetroEdge	Adjustments		Combined
		(In thousands)
ASSETS
Current assets:
Cash	$11,504	$5,305	$(5,305	) A	$11,504
Restricted cash	112				112
Accounts receivable, trade	(274)	1,998	(1,998	) A	(274)
Due from affiliates	21,595				21,595
Other current assets	3,185	129	(129	) A	3,185
Inventory	9,845				9,845
Short-term derivative financial instrument assets	1,837				1,837

Total current assets	47,804	7,432	(7,432)		47,804
Property and equipment, net	18,808	110	(110	) A	18,808
Oil and gas properties under full cost method of accounting, net	325,643	80,372	(6,966	) A	399,049
Other assets, net	3,185	2,010	(973	) C	4,222
Long-term derivative financial instrument assets	9,536				9,536

Total assets	$404,976	$89,924	$(15,481)		$479,419

LIABILITIES AND PARTNERS’ EQUITY
Current liabilities:
Accounts payable	$24,754	$9,236	$(9,236	) A	$24,754
Accrued expenses	8,262				8,262
Due to affiliates	1,504				1,504
Current portion of notes payable	247		45,000	B	45,247
Short-term derivative financial instruments liabilities	68,355				68,355

Total current liabilities	103,122	9,236	35,764		148,122

Non-current liabilities:
Long-term derivative financial instrument liabilities	85,306				85,306
Asset retirement obligation	2,125	2,189			4,314
Notes payable	142,149	91,028	(63,774	) B	169,403

Total long-term liabilities	229,580	93,217	(63,774)		259,023

Partners’ equity	72,274	(12,529)	12,529	F	72,274

Total liabilities and partners’ equity	$404,976	$89,924	$(15,481)		$479,419

See accompanying notes to unaudited pro forma financial statements

Quest Energy Partners, L.P.
Unaudited Pro Forma Condensed Combined Statement of Operations
Six Months ended June 30, 2008

			Pro Forma		Pro Forma
	QELP	PetroEdge	Adjustments		Combined
		(In thousands, except unit and per unit data)
Revenue:
Oil and gas sales	$87,454	$6,550	$—		$94,004

Costs and expenses:
Oil and gas production and transportation	41,621	2,110			43,731
General and administrative	4,767	1,501			6,268
Depreciation, depletion and amortization	21,554	1,531	1,366	D	24,451

Total costs and expenses	67,942	5,142	1,366		74,450

Operating income (loss)	19,512	1,408	(1,366)		19,554
Other income (expense):
Gain (loss) from derivative financial instruments	(149,614)				(149,614)
Other income (expense)	114				114
Interest expense	(4,500)	(5,682)	1,103	E	(9,079)
Interest income	107				107

Total other income (expense)	(153,893)	(5,682)	1,103		(158,472)

Net income (loss)	$(134,381)	$(4,274)	$(263)		$(138,918)

General partner’s interest in net loss	$(2,688)				$(2,778)

Limited partners’ interest in net loss	$(131,693)				$(136,140)

Net loss per limited partner unit	$(6.22)				$(6.42)

Limited partner units outstanding:
Common units	12,331,521				12,331,521
Subordinated units	8,857,981				8,857,981

	21,189,502				21,189,502

See accompanying notes to unaudited pro forma financial statements

Quest Energy Partners, L.P.
Unaudited Pro Forma Condensed Combined Statement of Operations
Period From January 1, 2007 to November 14, 2007

					QELP
					Predecessor
	QELP		Pro Forma		Pro Forma
	Predecessor	PetroEdge	Adjustments		Combined
		(In thousands)
Revenue:
Oil and gas sales	$89,937	$10,605	$—		$100,542

Costs and expenses:
Oil and gas production and transportation	56,273	2,760			59,033
General and administrative	11,040	2,090			13,130
Depreciation, depletion and amortization	29,568	2,815	3,468	D	35,851
Misappropriation of funds	1,500	—			1,500

Total costs and expenses	98,381	7,665	3,468		109,514

Operating income (loss)	(8,444)	2,940	(3,468)		(8,972)
Other income (expense):
Gain (loss) from derivative financial instruments	6,544	—			6,544
Other income (expense)	(355)	—			(355)
Interest expense	(27,321)	(6,779)	(1,215	) E	(35,315)
Interest income	402	—			402

Total other income (expense)	(20,730)	(6,779)	(1,215)		(28,724)

Net income (loss)	$(29,174)	$(3,839)	$(4,683)		$(37,696)

See accompanying notes to unaudited pro forma financial statements

Quest Energy Partners, L.P.
Unaudited Pro Forma Condensed Combined Statement of Operations
Period From November 15, 2007 to December 31, 2007

			Pro Forma		Pro Forma
	QELP	PetroEdge	Adjustments		Combined
		(In thousands, except unit and per unit data)
Revenue:
Oil and gas sales	$15,348	$1,543	$—		$16,891

Costs and expenses:
Oil and gas production and transportation	8,312	402			8,714
General and administrative	2,872	304			3,176
Depreciation, depletion and amortization	5,045	410	505	D	5,960

Total costs and expenses	16,229	1,116	505		17,850

Operating income (loss)	(881)	427	(505)		(959)
Other income (expense):
Gain (loss) from derivative financial instruments	(4,583)	—			(4,583)
Other income (expense)	4	—			4
Interest expense	(13,760)	(986)	(177	) E	(14,923)
Interest income	14	—			14

Total other income (expense)	(18,325)	(986)	(177)		(19,488)

Net loss	$(19,206)	$(559)	$(682)		$(20,447)

General partner’s interest in net loss	$(384)				$(409)

Limited partners’ interest in net loss	$(18,822)				$(20,038)

Net loss per limited partner unit	$(0.89)				$(0.95)

Limited partner units outstanding:
Common units	12,301,521				12,301,521
Subordinated units	8,857,981				8,857,981

	21,159,502				21,159,502

See accompanying notes to unaudited pro forma financial statements

Quest Energy Partners, L.P. and Subsidiaries
Notes to Unaudited Pro Forma Financial Statements
Note 1 — Description of Transaction
On July 11, 2008, QELP acquired interests in producing wellbores in the Appalachian Basin from its parent, QRCP, for approximately $71.2 million. QRCP acquired the wellbores as part of its purchase of PetroEdge Resources (WV) LLC (“PetroEdge”) and simultaneously sold the wellbores to QELP. The transaction was funded with borrowings under QELP’s revolving credit facility and the proceeds of a $45 million, six-month term loan.
Note 2 — Pro Forma Adjustments
A) To reflect the allocation of the purchase price to oil and gas properties and to adjust for certain assets and liabilities not acquired by QELP.
B) To adjust long-term debt and current note payable and eliminate $91 million of PetroEdge obligations not acquired.
C) To eliminate PetroEdge debt issue costs and reflect QELP debt issue costs incurred to fund the transaction.
D) To adjust depreciation, depletion and amortization of oil and gas properties assuming the transaction had occurred at the beginning of the respective periods.
E) To adjust combined interest expense for the effect of acquisition related borrowing net of interest on PetroEdge debt, none of which was assumed in the transaction.
F) To eliminate PetroEdge’s historical accumulated deficit.